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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                        ---------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 28, 1997



                             POLARIS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

                          Commission File No.  1-11411

     MINNESOTA                                         41-1790959
     (State or other jurisdiction of                   (IRS Employer
     incorporation or organization)                     Identification No.)


     1225 Highway 169 North
     Minneapolis, Minnesota                            55441
     (Address of principal executive offices)          (Zip Code)

                                 (612) 542-0500
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On April 28, 1997, Polaris Industries Inc. (the "Company") announced that it would appeal a verdict against the Company announced by a Colorado court on April 25, 1997. Additional information regarding the litigation is included in the press release filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          EXHIBIT NO.              DESCRIPTION OF DOCUMENT

              99                   Press Release dated April 28, 1997

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:   April 28, 1997       POLARIS INDUSTRIES INC.



                         By:  /s/  Michael W. Malone
                          --------------------------------------------
                              Michael W. Malone, Vice President - Finance
                              Chief Financial Officer and Secretary


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                              Exhibit Index
                              -------------
          EXHIBIT NO.                        DESCRIPTION

              99                             Press Release dated April 28, 1997


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